UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 23, 2018

PATTERSON COMPANIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota	0-20572	41-0886515
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1031 Mendota Heights Road

St. Paul, Minnesota 55120

(Address of Principal Executive Offices, including Zip Code)

(651) 686-1600

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b), (c) and (e) On May 23, 2018, Patterson Companies, Inc. (the “Company”) announced that its Board of Directors (“Board”) has appointed Donald J. Zurbay as the Company’s Chief Financial Officer, effective June 29, 2018 (the “Effective Date”), and that Dennis W. Goedken, who has been serving as the Company’s Interim Chief Financial Officer since March 1, 2018, will step down from such position at that time. Mr. Goedken will continue to serve as the Company’s Controller.

Mr. Zurbay, age 50, most recently served as Vice President and Chief Financial Officer at global medical device manufacturer St. Jude Medical, Inc. from August 2012 through the January 2017 acquisition of St. Jude Medical by Abbott Laboratories. At St. Jude Medical, Mr. Zurbay was responsible for all accounting, financial and business development activities. He joined St. Jude Medical in 2003 and held various leadership positions, including Director of Finance and Vice President and Corporate Controller. Prior to joining St. Jude Medical, Mr. Zurbay worked at PricewaterhouseCoopers for five years as an Assurance and Business Advisory Services Senior Manager. Before joining PricewaterhouseCoopers, he was a General Accounting Manager at The Valspar Corporation. Mr. Zurbay started his career at Deloitte & Touche as an auditor in 1989. There are no familial relationships between Mr. Zurbay and any other director or executive officer of the Company. There are no transactions in which Mr. Zurbay has an interest requiring disclosure under Item 404(a) of Regulation S-K.

In connection with his employment, Mr. Zurbay and the Company entered into an Offer Letter effective May 17, 2018 (the “Offer Letter”), which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. Mr. Zurbay and the Company are expected to enter into an Inducement, Severance & Change in Control Agreement (the “Agreement”), the form of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Pursuant to the Offer Letter, Mr. Zurbay’s employment will be on an at-will basis. The Offer Letter provides for an annual base salary of $525,000 as well as participation in the Company’s other employee benefit plans and reimbursement for business expenses. Mr. Zurbay also will be eligible to earn annual cash incentive compensation, which is payable if a threshold level of performance is achieved, pursuant to the Company’s Management Incentive Compensation Plan (“MICP”). If performance at target under the MICP is achieved, Mr. Zurbay’s annual cash incentive compensation would be 85% of his base salary. In addition, Mr. Zurbay will be eligible to receive annual long-term equity-based incentive compensation pursuant to the Company’s 2015 Omnibus Incentive Plan (“Omnibus Plan”), or any successor plan thereto, which awards currently consist of restricted stock units, performance stock units, and stock options, with an aggregate target value of $1,000,000. The equity awards for fiscal year 2019 will be granted on July 1, 2018. Mr. Zurbay’s base salary, annual cash incentive compensation, and annual long-term equity-based incentive compensation will be reviewed on an annual basis and may be adjusted by the Board.

The Agreement provides for an inducement award consisting of a combination of stock options and restricted stock units. Subject to execution of the Agreement, Mr. Zurbay will be granted a non-statutory stock option and a restricted stock unit award, both outside the Omnibus Plan, on the Effective Date. The stock option will have an approximate value of $750,000, a per-share exercise price equal to the per-share closing price of the Company’s common stock on the date of grant, and a term of ten years. Such award will vest, subject to continued employment, to the extent of one-third of the award on the first anniversary of the date of grant, one-third of the award on the second anniversary of the date of grant, and the remaining one-third of the award on the third anniversary of the date of grant. The restricted stock unit award will cover a number of shares of the Company’s common stock with a value of $700,000 based on the per-share closing price of the Company’s common stock on the date of grant. Such award will vest, assuming continued employment, to the extent of 50% of the award on the first anniversary of the date of grant and the remaining 50% of the award on the second anniversary of the date of grant. The other terms and conditions of the inducement award are set forth in the Inducement Non Statutory Stock Option Agreement and the Inducement RSU Agreement, the forms of which are filed as Exhibits 10.3 and 10.4 to this Current Report on Form 8-K and are incorporated by reference herein.

Under the Agreement, if the Company terminates Mr. Zurbay without cause, Mr. Zurbay would be entitled to severance benefits including (a) one-and-one-half (1.5) times his then current base salary, (b) cash incentive compensation equal to an average of the last three years of actual MICP incentives, (c) proration of the current year MICP incentive based on actual performance, and (d) 18 months of COBRA. With a change in control and a termination without cause or a resignation for good reason, such severance benefits would include (a) two (2) times his then current base salary, (b) cash incentive compensation equal to his then current target MICP incentive, (c) proration of the current year MICP incentive based on target performance, and (d) 18 months of COBRA.

As set forth in the Agreement, Mr. Zurbay also will agree to certain nondisclosure and non-disparagement provisions during his employment and any time thereafter, and certain non-competition and non-solicitation provisions during his employment and for 24 months thereafter.

Item 7.01	Regulation FD Disclosure.

A copy of the press release issued by the Company on May 23, 2018 announcing, among other things, the leadership change described herein is furnished as Exhibit 99 to this Current Report on Form 8-K and is incorporated by reference herein. The information in Exhibit 99 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act and shall not be deemed incorporated by reference into any filing under the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Offer Letter by and between Patterson Companies, Inc. and Donald J. Zurbay, effective May 17, 2018.

10.2	Form of Inducement, Severance & Change in Control Agreement by and between Patterson Companies, Inc. and Donald J. Zurbay.

10.3	Form of Inducement Non Statutory Stock Option Agreement by and between Patterson Companies, Inc. and Donald J. Zurbay.

10.4	Form of Inducement RSU Agreement by and between Patterson Companies, Inc.and Donald J. Zurbay.

99	Press Release of Patterson Companies, Inc., dated May 23, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATTERSON COMPANIES, INC.

Date: May 23, 2018	By:	/s/ Les B. Korsh
Les B. Korsh
Vice President, General Counsel and Secretary

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